Property and Equipment	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment

5. Property and Equipment

Property and equipment consisted of the following:

	December 31,
	2018	2019
	(in thousands)
Lab equipment	$674	$1,842
Leasehold improvements	312	312
Computers	13	10
Furniture and fixtures	3	39

	1,002	2,203
Less accumulated depreciation	(191)	(556)

Property and equipment, net	$811	$1,647

Depreciation and amortization expense was $0.1 million and $0.4 million for the years ended December 31, 2018 and 2019, respectively.

In September 2019, the Company signed a 12-month capital lease for $0.4 million of lab equipment with an effective interest rate of 9.67%. At December 31, 2019, the Company had $0.1 million of accumulated amortization related to the capital lease. At December 31, 2019, the Company owed $0.3 million in future minimum lease payments under the capital lease that are expected to be paid in 2020.